Exhibit 10.2

SUBSCRIPTION AGREEMENT

     THIS SUBSCRIPTION AGREEMENT (the "Agreement") is made as of the 29th day of April, 2000, by and between LukeSmart, Inc., a Delaware corporation ("Corporation") and the undersigned purchaser ("Investor"). By his execution hereof, Investor acknowledges that this Agreement sets forth the terms under which Investor will invest in the Corporation.

     Investor subscribes for the number of shares of common stock, $.01 par value (the "Share") of the Corporation set forth on the signature page hereto, and agrees, in exchange for delivery of such stock, to transfer to the Corporation consideration in the amount set forth on the signature page hereto (the "Subscription Payment"). The other terms and conditions of this subscription are as follows:

     (a) Investor shall first transfer to the Corporation the Subscription Payment at which time the certificate for the shares shall be issued by the Corporation to Investor.

     (b) Investor agrees that he is:

1.	An accredited investor as defined in Section 501 of Regulation D of the
Securities Act of 1933,as amended, and pursuant to such Section, Investor is either:

a.	A director or executive officer of the Corporation;

b.	An individual purchasing at least $150,000 of the securities being offered, and such amount does not exceed 20% of the such individual's worth;

c.	An individual with a net worth of over $1,000,000 (alone or with spouse); or

d.	An individual with an income in excess of $200,000 in each of the two most recent years or joint income with such individual's spouse in excess of $300,000 in each of those years, and who has a reasonable expectation of reaching the same income level in the current year.

     (c) Investor is purchasing the stock of the Corporation for his own account as an investment, and not with a view to or resale in connection with any “distribution” of securities for purposes of the Security Act of 1933

     (d) Investor understandsthat the stock has not been registered under the Securities Act 1933 in reliance upon an exemption from registration. Such exemption depends upon, among other things, the bona fide nature of Investor's investment intent stated in this Subscription Agreement Investor understands that the stock must be held indefinitely, unless the Securities subsequently registered under the Securities Act of 1933 or unless an exemption from registration is otherwise available. Investor understands that the Company is not obligated to register the stock. Investor agrees that the stock may not be offered, sold, transferred, pledged or otherwise disposed of in the absence of effective registration statement under the Securities Act of 1933 and applicable state securities laws or opinion of counsel acceptable to the company that such registration is not required.

     (e) Investor and the Corporation agree that the following legend shall be placed on the stock certificates purchases pursuant to this Agreement:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. NO OFFER, SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THE SHARES MAY BE EFFECTED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

     (f) Investor agrees that he received and reviewed all documents regarding the organization and operation of the Corporation including but not limited to proforma financial statements, and that he has had the opportunity to ask questions about the information received and request additional information and has received all information requested and his questions have been satisfactorily answered.

     (g) In the event of any default by Investor, the Corporation may, at its option, declare this subscription to be null and void.

     IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the date first above written.

Investor:
/s/ Luc Lalonde
(Signature)
Luc Lalonde

Address	5337 Route 374
Merrill, NY 12955

Number of Shares:	100,000,000

Subscription
Price Per Share	See Attached

Aggregate
Subscription Price:	See Attached

Accepted, pursuant to action by the Board of Directors

LukeSmart, Inc.

By: /s/ Luc Lalonde
Name: Luc Lalonde
Title: President

ATTACHMENT

In consideration for 100,000,000 shares of common stock at $0.01 par value, Luc Lalonde hereby transfers to the Corporation of his legal right, title and interest in the internet website concept and design he has created or will create that will be known as superdirectories.com, a search facility on the Web that will provide responses to user inquiries from its own database